As filed with the U.S. Securities and Exchange Commission on November 4, 2024

1933 Act File No. 333-259157

1940 Act File No. 811-23673

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

(Check appropriate box or boxes)
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 11	☒

Short Term Investment Fund for Puerto Rico Residents, Inc.

(Exact name of Registrant as Specified in Charter)

American International Plaza Building—Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (787) 250-3600

Liana Loyola

Secretary

American International Plaza Building—Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Inc. American International Plaza Building - Tenth Floor 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of common stock, par value $0.001 per share.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 4, 2024

Short Term Investment Fund for Puerto Rico Residents, Inc.

Class A Shares: PRALX

Class B Shares: PRLZX

PROSPECTUS

[ ], 2024

The Short Term Investment Fund for Puerto Rico Residents, Inc. (the “Fund”) is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” in this prospectus). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended that qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. You should read carefully the section entitled “Dividends and Taxes” for a more detailed description of the Puerto Rico and United Sates tax implications for an investment in the Fund. You should also consult your tax advisor about your tax situation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURES IN THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

Fund Summary

Investment Objective

The investment objective of the Short Term Investment Fund for Puerto Rico Residents, Inc. (the “Fund”) is to provide current income, consistent with liquidity and conservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)(2)	0.61%	0.61%
Administration	0.05%	0.05%
Remainder of Other Expenses(2)	0.56%	0.56%
Total Annual Fund Operating Expenses	1.11%	1.11%
Fee Waivers and/or Expense Reimbursements(2)	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.00%

(1)	“Other Expenses” include fees for certain shareholder services, custodial and transfer agency fees, legal, regulatory and accounting fees, printing costs and registration fees.

(2)

UBS Trust Company of Puerto Rico, the Fund’s administrator (in such capacity, the “Administrator”), and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) whereby the Administrator will pay the Fund’s other expenses in order to ensure that the Fund’s net total operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after fee waivers and/or expense reimbursements do not exceed 1.00% of the Fund’s average daily net assets attributable to each share class of the Fund. The Fund may have to repay some of these fee waivers and/or expense reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through January 31, 2026, and may be renewed for subsequent periods; provided such continuance is approved by a majority of the non-interested directors of the Fund (“Independent Directors”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$102	$342	$601	$1,342
Class B Shares	$102	$342	$601	$1,342

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes” for a more detailed description of the Puerto Rico and United Sates tax implications for an investment in the Fund. You should also consult your tax advisor about your tax situation.

The Fund principally invests in U.S. high quality short-term instruments, including securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and/or mortgage-backed securities. “Short-term” means instruments that mature in 397 calendar days or less from the date when the Fund acquires the instrument. The maturity of securities rated in the second highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) may not exceed 180 days. The Fund may also invest in longer-term bonds with only a short time remaining to maturity or that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund invests only in U.S. dollar-denominated instruments.

The Fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”) of $1.00 per share.

Investments in mortgage-backed securities may include those issued or guaranteed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”).

The Fund will not invest in mortgage-backed securities that represent residual interests except as may otherwise be approved by the Board of Directors (the “Board”).

The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Principal Risks of Investing in the Fund

The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. You may lose money by investing in the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market, such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics, epidemics, recessions, or other events. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. The lasting effects of the COVID-19 pandemic cannot be predicted with certainty. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Credit Risk. Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or that the issuer of a debt security (i.e., the borrower) will fail to make principal or interest payments when due or otherwise honor their obligations because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. To the extent that the Fund will typically invest a majority of its assets in securities issued by other investment companies for which, like the Fund, UBS Asset Managers of Puerto Rico acts as investment adviser, and investing in similar types of assets, this risk may be magnified.

Interest Rate Risk. Interest rate risk is the risk that the value of the Fund’s investment will fall when interest rates rise and increase as interests rates fall. That is because the value of short-term instruments are generally expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the Fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the Fund’s income will tend to fall more slowly.

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, and the Fund may have to reinvest in lower yielding securities. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities, such as credit, interest rate, prepayment and extension risks, but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the United States.

U.S. Government Obligations Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

Performance Information

The information below shows you how the Fund’s performance has varied year by year over the prior ten-year period and provides some indication of the risks of investing in the Fund. The Class B Shares have not commenced operations as of the date of this prospectus. As a result, the chart and the table give you a picture only of the long-term performance for the Class A Shares of the Fund. The performance of the Class B Shares would be the same as the Class A Shares because the Class B Shares and the Class A Shares are invested in the same portfolio of securities and have the same expenses. The table compares the Fund’s performance to that of the Bloomberg U.S. Aggregate Bond Index (the “Benchmark Index”) and the ICE BofA US 3-Month Treasury Bill Index (the “Secondary Index”). The Secondary Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees, after giving effect to fee waivers and reimbursements. If the Administrator had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting www.ubs.com/prfunds or can be obtained by phone at (787) 250-3600.

The Fund’s financial performance included in this prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a U.S. registered investment company that is subject to the requirements of the 1940 Act and when the Fund invested pursuant to different investment strategies.

The Benchmark Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The Secondary Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

CLASS A SHARES

ANNUAL TOTAL RETURNS

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.49% (quarter ended 12/31/23) and the lowest return for a quarter was 0.00% (quarter ended 3/31/2017). The year-to-date return as of September 30, 2024, was 3.28%.

For the periods ended 12/31/23 Average Annual Total Returns	1 Year	5 Years	10 Years
Short Term Investment Fund for Puerto Rico Residents, Inc. – Class A Shares
Return Before Taxes	4.42%	1.32%	0.75%
Return After Taxes on Distributions	2.60%	0.78%	0.44%
Return After Taxes on Distributions and Sales of Shares	2.60%	0.78%	0.44%
Bloomberg U.S. Aggregate Bond Index1 (Reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofA US 3-Month Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	5.05%	1.89%	1.26%

1 The Fund has added this broad-based securities market index in response to new regulatory requirements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred or tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The Fund’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico, is the Fund’s investment adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Portfolio Managers

Name	Managed the Fund Since	Title
Leslie Highley, Jr.	2003	Managing Director of UBS Trust Company of Puerto Rico
Javier Rodriguez	2007	Director of UBS Trust Company of Puerto Rico
Heydi Cuadrado	2008	Director of UBS Trust Company of Puerto Rico

Purchase and Sale of Fund Shares

To purchase or sell Shares you should contact your financial intermediary. You may purchase or redeem shares of the Fund each day on which the Federal Reserve Bank of New York (“Federal Reserve”) is open for business (each, a “Business Day”). The Federal reserve is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

Fund Shares
Minimum Initial and Subsequent Investment Amounts

There is no minimum investment for UBS brokerage accounts.

There may be a minimum for initial and additional investments for purchases made through other UBS accounts or other financial intermediaries.

Tax Information

In general, to the extent the Fund has current or accumulated earnings, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account.

Under Section 933 of the U.S. Code, individuals who for the entire taxable year are bona fide residents of Puerto Rico for purposes of Sections 933 of the U.S. Code (“Puerto Rico Individuals”) will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Dividends and Taxes—U.S. Taxation—Taxation of Puerto Rico Individuals and Puerto Rico Entities.”

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the U.S. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. The Investment Adviser may pay its affiliate, UBS Financial Services Inc., the Fund’s distributor (the “Distributor”) additional compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount on assets held in certain types of accounts or wrap fee advisory programs). These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objective

The Fund’s investment objective is to provide current income, consistent with liquidity and conservation of capital.

Principal Investment Strategies of the Fund

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies under Subchapter M of the U.S. Code. You should read carefully the section entitled “Dividends and Taxes” for a more detailed description of the Puerto Rico and U.S. tax implications for an investment in the Fund. You should also consult your tax advisor about your tax situation.

The Fund principally invests in U.S. high quality short-term instruments, including securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and/or mortgage-backed securities. “Short-term” means instruments that mature in 397 calendar days or less from the date when the Fund acquires the instrument. The maturity of securities rated in the second highest short-term rating category by an NRSRO may not exceed 180 days. The Fund may also invest in longer-term bonds with only a short time remaining to maturity or that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund invests only in U.S. dollar-denominated instruments.

Investments in mortgage-backed securities may include those issued or guaranteed by GNMA, FNMA or FHLMC.

The Fund will not invest in mortgage-backed securities that represent residual interests except as may otherwise be approved by the Board of Directors (the “Board”).

Although the Fund may invest in securities with maturities of up to 397 days, under normal conditions, the average duration of the securities in which the Fund invests is expected to be 30 days or less and is currently not expected to exceed a dollar-weighted average maturity of 90 days. The Fund will have a dollar-weighted average maturity of no more than three years. “Dollar-weighted average maturity” is calculated by taking the average length of time to maturity (fixed-rate) or the next interest rate reset (floating-rate) for each underlying instrument held by the Fund, weighted according to the relative holdings per instrument.

The Fund is not a money market fund and does not seek to maintain a stable NAV of $1.00.

In particular, the Fund will not be subject to the requirements of Rule 2a-7 under the 1940 Act, which, among other things, contains strict issuer diversification, maturity and credit quality requirements. The Fund, for example, may invest to a greater degree than a money market fund in securities rated in the second highest short-term rating category by an NRSRO and the Fund is less diversified than such a fund. You may have a greater risk of losing money than if you invested in a money market fund.

The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

The above describes the Fund’s current investment strategy. However, if the Fund is able to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, the Fund intends to modify its current investment strategy and intends to invest in a portfolio of high quality tax-exempt short-term debt instruments of governmental and private issuers, including instruments issued by other Puerto Rico investment companies advised by UBS Asset Managers of Puerto Rico (the “Investment Adviser” or “UBS AMPR”), the Fund’s investment adviser. “High quality” means instruments that at the time of investment are rated within the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or that are unrated but deemed to be of comparable quality by the Investment Adviser. Pursuant to this investment strategy, the Fund may continue to hold these instruments even if their rating is downgraded. “Short-term” means instruments that mature in 397 calendar days or less from the date when the Fund acquires the instrument. The maturity of securities rated in the second highest short-term rating category by an NRSRO may not exceed 180 days. Pursuant to this investment strategy, the Fund may also invest in longer-term bonds with only a short time remaining to maturity or that have variable interest rates or other special features that give them the financial characteristics of short-term debt. As part of this investment strategy, the Fund would invest a significant amount of its assets in short-term securities of Puerto Rico issuers, including Puerto Rico municipal obligations, Puerto Rico mortgage-backed and asset-

backed securities, tax-free secured obligations (“TSOs”) of Puerto Rico investment companies (the majority of which will be obligations issued by investment companies for which, like the Fund, UBS AMPR acts as investment adviser), repurchase agreements and commercial paper.

The Fund invests only in U.S. dollar-denominated instruments.

Investments in mortgage-backed securities may include those issued or guaranteed by GNMA, FNMA or FHLMC, as well as mortgage-backed securities that are not guaranteed or issued by GNMA, FNMA, FHLMC or any other government agency (“Private Label mortgage-backed securities”), and in either case may include collateralized mortgage obligations (“CMOs”). Private Label mortgage-backed securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, FNMA, FHLMC or other mortgage-backed securities, including CMOs.

Under this investment strategy, the Fund expects to invest a substantial amount (i.e., in excess of 10%), and from time to time a majority, of its total assets in TSOs.

A “Puerto Rico issuer” is any issuer that satisfies one or more of the following criteria: (i) issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) issuers that have securities traded principally in Puerto Rico; or (iii) issuers that, during the most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. A “non-Puerto Rico issuer” is any issuer that: (i) is organized under the laws of a jurisdiction other than Puerto Rico and maintains their principal place of business in a jurisdiction other than Puerto Rico; (ii) has securities traded principally in a jurisdiction other than Puerto Rico; and (iii) during the most recent fiscal year, derived less than 20% of their revenues or profits from goods produced or sold, investments made or services performed in Puerto Rico and that does not have at least 20% of their assets in Puerto Rico.

Investment Process

In determining which securities to invest in, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, duration, liquidity and yield.

Credit quality. This analysis starts with the rating of the securities. Only securities that are rated in the top two short-term rating categories are analyzed. The structure and collateral of the security is also an important consideration. Short-term U.S. Treasury and agency discount notes add to the overall high-quality bias of the portfolio. The Investment Adviser emphasizes the credit quality of the securities collateralizing any repurchase agreement.

Duration. Duration is short-term. The Investment Adviser takes into account the Federal Reserve’s (the “Fed”) interest rate policy in managing the duration of the portfolio. During periods when the Fed is tightening its policy, the Investment Adviser will shorten the duration of the portfolio. Conversely, during periods when the Fed is easing interest rates, the Investment Adviser expects to increase the duration of the portfolio.

Liquidity. The liquidity of the assets are a key consideration. To enhance portfolio liquidity, the Investment Adviser staggers maturities so as to have sufficient daily liquidity. The United States Department of the Treasury (“U.S. Treasury”) and agency discount notes are highly liquid and will also enhance the overall liquidity of the portfolio.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Fund. Given the credit and liquidity bias, yield is a secondary consideration and the Fund may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

Other Investments

In addition to the principal investment strategies discussed above, the Fund may also invest or engage in other investments/strategies as described in this section.

The Fund may invest a portion of its assets in municipal securities and/or in TSOs.

The Investment Adviser may use a number of professional money management techniques to respond to changing conditions in the economy and to shifts in fiscal and monetary policies. These techniques include varying the Fund’s composition and weighted average maturity based upon the Investment Adviser’s assessment of the relative values of various high quality short-term instruments and future interest rate patterns. The Investment Adviser also may buy or sell high quality short-term instruments to take advantage of yield differences.

Borrowing. The Fund may borrow up to 5% of its total assets (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, such as meeting redemption requests which might otherwise require untimely dispositions of portfolio securities. Interest paid on such borrowings will reduce the Fund’s net income.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. You may lose money by investing in the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the U.S., Puerto Rico or abroad. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market, such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics, epidemics, recessions, or other events. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

If the Board, including upon a recommendation from the Investment Adviser, determines in its sole discretion that, due to the lack of appropriate investment opportunities or for other reasons, the Fund is no longer a manageable investment and/or may have insufficient assets available for the conduct of its business, the Fund may distribute cash to its shareholders to liquidate their investment or may transfer shareholders’ accounts to another available investment option designated and agreed to by them in their UBS Financial Services Inc. RMA® Master Account Agreement or other relevant document.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. The lasting effects of the COVID-19 pandemic cannot be predicted with certainty. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Credit Risk – Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or that the issuer of a debt security (i.e., the borrower) will fail to make principal or interest payments when due or otherwise honor their obligations because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk – Interest rate risk is the risk that the value of the Fund’s investment will fall when interest rates rise and increase as interest rates fall. That is because the value of short-term instruments is generally expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the Fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the Fund’s income will tend to fall more slowly.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Extension Risk – Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) making it more sensitive to changes in interest rates and reduce the value of the security. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk – Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to pay principal earlier than scheduled in order to refinance at lower interest rates, and the Fund may have to reinvest in lower yielding securities. Prepayment reduces the yield to maturity and the average life of the security and also increases price fluctuation. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from those market fluctuations following the failure of such counterparty to perform.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities, such as credit, interest rate, prepayment and extension risks, but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the United States.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) and a decline in or flattening of real estate values (in each case as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Conflicts of Interest Risk. Conflicts of Interest Risk is the risk that the Investment Adviser and its affiliates may have interests that compete with those of the Fund. Among other things, the Investment Adviser or its affiliates may engage in transactions directly with the Fund to the extent permitted by the 1940 Act. The Investment Adviser and its affiliates will also act in numerous other capacities in connection with the Fund. These relationships also make the Fund very dependent upon the Investment Adviser and its affiliates.

Additional Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Cybersecurity Risk. The Fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the electronic systems of the Fund or its service providers or the issuers of securities in which the Fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the Fund’s Investment Adviser or any other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

U.S. Government Securities Risk. There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). Securities backed by the full faith and credit of the United States have the lowest credit risk. Still, other types of U.S. government securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the U.S. in some other way. Certain U.S. government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A U.S. government-sponsored entity, although chartered or sponsored by an act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are riskier than those that are.

Counterparty Risks. The Fund may engage in certain types of transactions directly with counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Any such failure to honor its obligations may cause significant losses to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Additionally, the financial integrity of the above transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to the above transactions than with respect to exchange traded futures or securities transactions.

Temporary Defensive Investments. During adverse market conditions, the Fund may temporarily invest in non-Puerto Rico securities that it otherwise would not have invested in. These investments may not be consistent with achieving the Fund’s investment objective during the periods that they are held.

Borrowings. The Fund is permitted to borrow up to 5% of the Fund’s total assets from banks, including affiliates of the Fund (to the extent permitted by the 1940 Act), or other financial institutions for temporary or emergency purposes, including to meet redemptions of Shares. If borrowings are made on a secured basis, the custodian will segregate the pledged assets of the Fund for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender. Such pledged assets may therefore not be sold by the Fund, even if it would otherwise be advisable to do so. Interest paid on such borrowings will reduce the Fund’s net income. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy obligations.

Credit Ratings. The credit ratings issued by credit rating agencies may not reflect fully the true risks of a portfolio investment. For example, credit ratings typically evaluate the likelihood of principal and interest payments, not market value risk, of securities. Also, credit rating agencies may fail to change in a timely manner a credit rating to reflect changes in economic or company conditions that affect a security’s market value. Although the Investment Adviser considers ratings of recognized rating agencies, the Investment Adviser relies primarily on its own credit analysis, which will include a study of existing debt, capital structure, ability to service debt, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments of the Fund and carefully evaluates whether to dispose of or retain securities whose credit ratings have changed.

Credit and Liquidity Enhancements. The Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the Fund to use them when the Fund wishes to do so.

When-Issued Securities and Delayed Delivery Transactions Risk. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered or that the other party to the transaction will not meet its obligation, and the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Securities Lending Risk. The Fund does not presently intend to, but may in the future, lend its securities pursuant to agreements that require that the loan be continuously secured by collateral equal to at least 100% of the market value of the loaned securities. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral, among other things, should the borrower of the securities fail financially or become insolvent.

Securities of Unseasoned Issuers. Certain issuers may lack a significant operating history and may be dependent on one or a few products or services without an established market share. Securities of such issuers also may have limited marketability and, therefore, may be subject to wide fluctuations in market value.

Changes in Applicable Law. On May 24, 2018, then President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174), which contains an amendment to the 1940 Act, to repeal the exemption from its coverage of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. The bill amends the 1940 Act by eliminating the exemption provided to U.S. possessions under its Section 6(a)(1). The repeal of the exemption took effect on May 24, 2021, and it is for this reason that the Fund has registered under the 1940 Act.

Recognizing the aforementioned amendment to the 1940 Act, on September 4, 2019, the Puerto Rico Department of Treasury (“PRDT”) issued Administrative Determination No. 19-04 (“AD No. 19-04”). Said pronouncement provides that to the extent an investment company organized in Puerto Rico that also has its principal office in Puerto Rico is registered with the SEC under the 1940 Act, such investment company and its investors will enjoy the benefits included in the Puerto Rico Internal Revenue Code of 2011, as amended (“Puerto Rico Code”), as if such investment company were registered under the Puerto Rico Investment Companies Act of 2013 or the Puerto Rico Investment Companies Act of 1954, as amended.

On August 14, 2020, the Governor of Puerto Rico signed into law Act 107-2020 and known as the “Puerto Rico Municipal Code” (the “PRMC”). In general, the PRMC codifies into one piece of legislation different laws related to the administration and powers of the municipalities, including the imposition of municipal taxes such as municipal license taxes and property taxes. In terms of municipal taxation, the PRMC repealed the Municipal Property Tax Act of 1991, as amended, and the Municipal License Tax Act of 1974, as amended, and such taxes are now imposed under the PRMC. The PRMC became effective immediately upon its enactment.

No Exchange Privileges. As of the date of this prospectus, Shares of the Fund may not be exchanged for shares of any class of any other fund of the UBS Family of Funds, whether or not the shares of such other fund are offered in Puerto Rico.

Changes in U.S. Tax Law; No U.S. Federal Tax Ruling. Under regulations issued under Section 937(b) of the U.S. Code, income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, it is more likely than not that an investment in the Shares would not be expected be considered a conduit arrangement, and in accordance with this interpretation, the source of dividends on the Shares more likely than not would be expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the U.S. Internal Revenue Service (“IRS”) with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Dividends and Taxes” herein for a more detailed description of the tax implications an investment in the Shares entails. You should also consult your tax advisor about your tax situation.

U.S. Federal Tax Law; FATCA Rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”) interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fails to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s NAV.

U.S. Federal Tax Law; 30% Withholding on Dividends From Sources Within the U.S. Dividends from sources within the U.S. received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.

Loss of Tax Benefits Risk. Shareholders of the Fund who cease to be Puerto Rico Individuals may lose certain tax benefits that had previously been available to them and Fund distributions will likely be taxable for such shareholders.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser or, in the case of affiliated investment companies, may have a conflict of interests as to such valuation. It may therefore be particularly difficult to value those securities.

If an investor in the Fund were to receive a distribution from, or transfer out of, the Fund at a time when the Fund was overvalued, the investor would be overpaid (based on market price) and the value of the investments of remaining investors would be diluted. Conversely, if an investor were to receive a distribution from, or transfer out of, the Fund at a time when the Fund was undervalued, the investor would be underpaid (based on market price) and the value of the investments of remaining investors would be increased.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the U.S. or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Shares, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to shareholders.

U.S. Government Obligations Risk. Not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

In addition to the above risk factors, if the Fund is able to procure sufficient Puerto Rico securities and accordingly modify its current investment strategy, the Fund will also be subject to the following risk factors:

Puerto Rico Concentration Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets will be invested primarily in securities of Puerto Rico issuers. In addition, the TSOs in which the Fund invests are issued by investment companies that, in turn, are invested primarily in Puerto Rico securities. Securities issued by the government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds or agency bonds.

Consequently, the Fund’s performance may be more severely affected by economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than a fund that is not concentrated in Puerto Rico securities.

The Fund’s ability to achieve its investment objective depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance. The Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers.

Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. If such proposals were enacted, the availability of municipal securities and their value would be adversely affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for, and value of, municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or, in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. The receivables supporting asset-backed securities are generally automobile and credit card receivables but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the U.S. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Illiquid Investments Risk. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

In addition, as described above under “Conflicts of Interest Risk”, for most of those securities the Fund may have to depend on its affiliates for liquidity; there may be no or few independent sources of liquidity. That is particularly true of the investment company obligations that will likely become the primary investments of the Fund. That and other factors may cause securities to become illiquid, which could hinder the Fund’s ability to redeem your investment.

The Fund may invest up to 15% of its net assets in illiquid securities, including reverse repurchase agreements with maturities in excess of seven days. As a result, among other things, investors might be delayed in receiving funds needed for securities purchases or other matters, which could have other adverse consequences.

Other Investment Companies. The Fund may invest, to the extent consistent with applicable law, in other investment companies including exchange traded funds and affiliated or unaffiliated money market funds. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

Unlike traditional open-end mutual funds, the shares of exchange traded funds are bought and sold based on market values throughout each trading day. For this reason, shares may trade at a premium or a discount to their net asset value. If an exchange traded fund held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities held by the exchange traded fund appreciate in value.

Segregated Accounts. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to a fund’s obligation or commitment under such transactions.

Variable and Floating Rate Instrument Risk. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

Conflicts of Interest Risk. Conflicts of Interest Risk is the risk that the Investment Adviser and its affiliates, as well other investment companies advised by the Investment Adviser that issue TSOs purchased by the Fund, may have interests that compete with those of the Fund. Among other things, the Investment Adviser or its affiliates may engage in transactions directly with the Fund to the extent permitted by the 1940 Act. The Investment Adviser and its affiliates will also act in numerous other capacities in connection with the Fund and the Puerto Rico investment companies in which the Fund invests. These relationships also make the Fund very dependent upon the Investment Adviser and its affiliates. To the extent that the Fund invests in TSOs issued by investment companies affiliated with the Investment Adviser, such investments present certain conflicts of interest, such as competing objectives with respect to the level of interest rates on the TSOs, and other related issues.

Managing Your Fund Account

Buying Shares

The Class A Shares are currently not available for purchase.

The Class B Shares will be sold at the NAV of the Class B Shares next calculated after the purchase order is placed.

Anti-Money Laundering Requirements. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you apply to open an account, your financial intermediary will ask for your name, address, date of birth and other identifying information. Your financial intermediary may also ask to see your driver’s license or other identifying documents. If you do not provide the information requested, your financial intermediary may not be able to open or maintain your account.

Purchasing Class B Shares. Class B Shares must be purchased through a brokerage account maintained with the Distributor, or with a dealer that has entered into a selected dealer agreement with the Distributor.

Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a fee to process a purchase of Class B Shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

You may purchase or redeem shares of the Fund each day on which the Federal Reserve Bank of New York (“Federal Reserve”) is open for business (each, a “Business Day”). The Federal reserve is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Purchase orders for Class B Shares are priced according to the NAV next determined after the order is placed, which is calculated daily as of the close of trading on the NYSE. The Fund is deemed to have received a purchase or redemption order when the Distributor or selected dealer receives the order in “good form” in accordance with the policies of the Distributor or dealer, as applicable. It is the responsibility of such financial institution to send your order to the Fund promptly. Payment is due three Business Days after the day on which the order is placed and the purchase will be settled as of that day. Payments received in advance of such date will not be invested until the next calculation of the Fund’s daily pricing occurs. Payments will be held in your brokerage account until such time as they are invested in the Fund.

Class B Shares purchased through the Distributor or other dealer may be held by such entity as nominee for each shareholder.

The Fund and the Distributor reserve the right to reject a purchase order or suspend the offering of Class B Shares.

Minimum Investments

The Fund has no minimum for initial or additional investments for UBS brokerage accounts. For investments through other financial intermediaries, there may be a minimum for initial and additional investments in the Fund.

Dividend Reinvestment

You will receive dividends in additional Class B Shares, unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or your selected securities dealer if you prefer to receive dividends in cash.

Redeeming Shares

You may redeem for cash all full and fractional Shares on each Business Day at the price equal to the next calculated NAV per Share after your order is received in “good form” meeting the requirements set forth under “Redemption Procedure” below. Redemption orders received on days when the redemption option is not offered and on a redemption date after the calculation of the Fund’s NAV on that date, will be effected on the next occurring redemption date at the Share price calculated on that date. Payment will generally be made within seven days after request are received in “good form.” It is possible that there will be delays in payments by the Fund upon redemption because, among other things, the Fund may hold illiquid securities but, in any event, payment will be made within seven days.

You may request a redemption in either oral (by phone) or written form, provided that any dealer reserves the right to require such proof of ownership or other documentation as they deem appropriate. All redemption orders, including telephone redemptions, must be made through a financial intermediary. The value of Shares at the time of redemption may be more or less than your initial cost, depending on the market value of the securities held by the Fund at such time.

If you hold more than one Share, redemption requests must specify the number of Shares you wish to redeem. In the event of a failure to so specify, or if you own fewer Shares than specified, the redemption request will be delayed until you provide further instructions to your financial intermediary or other selected securities dealer. The proceeds of redemptions will be satisfied solely out of the assets of the Fund, or the sale of such assets or borrowings by the Fund.

Securities brokers, dealers, or other financial institutions, including UBS Financial Services Inc., may charge fees to process a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

The Fund may suspend redemption privileges during periods when U.S. banks or the NYSE are closed, trading on the NYSE is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Redemption Procedure

You may redeem Shares only through your financial intermediary or other securities dealer, as applicable. If you submit your redemption request in writing, your request must include:

•	the name of the Fund and amount of Shares you want to redeem;

•	your account number; and

•	the signature of each registered owner exactly as the Shares are registered.

The financial intermediary or dealer may establish certain procedures for telephone or other redemption orders.

Unless you direct your financial intermediary or dealer otherwise, payment will be credited to your account within seven days of receipt of a proper notice of redemption as set forth above.

A financial intermediary or dealer may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the financial intermediary or dealer receive all required documents in a timely manner and in good form pursuant to the requirement described above.

Additional Information

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund and dealers reserve the right to redeem all Shares in any Fund account that has a NAV of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to the applicable required amount or more within 60 days. This notice may appear on your account statement.

If you want to redeem Shares that you recently purchased by check, the Fund may delay payment to assure that it has received good payment. This can take up to 15 days.

Frequent Purchases and Redemptions and Market Timing

The interests of the Fund’s shareholders and its ability to manage its investments may be adversely affected when its Shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Shares. These factors may hurt the Fund’s performance and its shareholders.

The Fund presently does not have any policies or execute any procedures to monitor short-term or frequent trading activity and, as a result, the Fund remains subject to the above-mentioned risks. However, it is anticipated that the Fund may generally be used by investors for short-term investments. These investors value the ability to add and withdraw their funds quickly, without restriction. UBS AMPR anticipates that shareholders may purchase and sell Fund shares frequently, but also believes that the Fund is unlikely to be a target of abusive trading practices. For these reasons, the Fund’s Board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of Fund shares. However, because frequent trading by shareholders can disrupt management of the fund and raise its expenses, UBS AMPR reserves the right to reject any request for a purchase or exchange if deemed to be used as a tool for market-timing and may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Distribution Arrangements

UBS Financial Services Inc. acts as Distributor of Shares under a distribution contract with the Fund (the “Distribution Contract”) that requires the Distributor to use its best efforts, consistent with its other business, to sell Shares. The Distributor is located at 1000 Harbor Blvd, 3rd Floor, Weehawken, NJ 07086.

The Investment Adviser may pay its affiliate, the Distributor, compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

Investment Advisory and Other Arrangements

Investment Advisory Arrangements

Subject to the supervision of the Board, investment advisory services are provided to the Fund by its Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto, pursuant to an investment advisory contract (the “Advisory Agreement”). As compensation for its investment advisory services, the Fund pays the Investment Adviser pursuant the Advisory Agreement an advisory fee at an annual rate of 0.50% of the Fund’s average monthly net assets. The advisory fee is accrued daily and payable monthly on or before the last business day of the next succeeding calendar month.

As of September 30, 2024, the Investment Adviser serves as investment adviser to funds with combined portfolio assets of approximately $1.7 billion.

Pursuant to the Advisory Agreement, the Investment Adviser provides a complete and continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities and other investments. The Investment Adviser may retain the services of its affiliates in making these determinations.

UBS Trust Company of Puerto Rico, the Fund’s administrator (the “Administrator”), and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) whereby the Administrator will pay the Fund’s other expenses in order to ensure that the Fund’s net total operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after fee waivers and/or expense reimbursements do not exceed 1.00% of the Fund’s average daily net assets attributable to each share class of the Fund. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through January 31, 2026, and may renewed for subsequent periods; provided such continuance is approved by a majority of the non-interested directors of the Fund (“Independent Directors”).

The Fund and the Investment Adviser have also entered into a Yield Floor Agreement, whereby the Investment Adviser will pay Fund operating expenses and waive or reimburse its advisory fees as necessary so that the net operating expenses of the Fund do not exceed the Fund’s income for any given day. The Fund may have to repay some of these waivers/reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any such repayment by the Fund to the Investment Adviser will not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (1) the expense cap in place at the time such amounts were waived, and (2) the Fund’s current expense cap. Additionally, such repayment by the Fund to the Investment Adviser, shall not cause the Fund’s next distribution rate to be lower than the distribution rate in effect at the time the expense was initially waived/reimbursed. The Yield Floor Agreement is effective through January 31, 2026, and may be renewed for subsequent periods upon written agreement of the Fund and UBS AMPR. UBS AMPR may terminate the Yield Floor Agreement upon 30 days’ written notice to the Fund.

Portfolio Managers

Leslie Highley, Jr., Javier Rodriguez and Heydi Cuadrado are the Investment Adviser’s portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Highley has been a Managing Director of UBS Trust Company of Puerto Rico since 2006 and a Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds since inception in 1995. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for corporate and public finance. Prior thereto, he was Executive Vice

President of the Government Development Bank for Puerto Rico where he managed investment and treasury operations, and also supervised private lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.

Javier Rodriguez has been a Director of UBS Asset Managers of Puerto Rico since 2012, Divisional Assistant Vice President, trader and portfolio manager of UBS Trust Company of Puerto Rico since 2003. From 2002 to 2003 Mr. Rodriguez was financial analyst with UBS Trust Company of Puerto Rico. Prior thereto, he was a financial analyst with Popular Asset Management of Puerto Rico from 1998 to 2002.

Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. She joined UBS Trust Company in 2003.

The Fund’s Statement of Additional Information (“SAI”) provides information about the Fund’s portfolio managers, including compensation, other accounts managed and ownership of Fund shares.

Legal Proceedings

The Fund and its Board of Directors are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. UBS AMPR management has informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS AMPR to perform under its respective contracts with the Fund.

Valuation

Class A Shares are currently not available for purchase.

The price of Class B Shares is based on NAV. The Fund’s Administrator calculates NAV daily as of the close of the New York Stock Exchange (generally 4 p.m. New York time) on each day the NYSE is open for trading. For purposes of determining the NAV of a class of Shares, the market value of the securities plus any cash or other assets (including interest accrued but not yet received) held by the Fund attributable to such class of Shares minus all liabilities of the Fund (including borrowings and accrued interest thereon and other accrued expenses) attributable to such class of Shares is divided by the total number of Shares of such class outstanding at such time. Expenses, including the fees payable to the Investment Adviser, the Distributor, if any, and the Administrator, are accrued daily and paid monthly.

The price for buying or selling Shares will be based on the NAV of the Fund that is next calculated after the Fund accepts your order. Your financial intermediary or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Shares are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.

All distributions on Shares are reinvested automatically in full and fractional Shares at the NAV per Share next determined after the declaration of such distribution. A shareholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.

The Board of Directors has appointed the Investment Adviser to serve as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations, subject to the Board of Directors’ oversight and reporting requirements. The Investment Adviser has established a Valuation Committee (the “Valuation Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Valuation Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. These policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee reports to the Board of Directors on a regular basis.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Certain Puerto Rico obligations have a limited number of market participants and thus might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available, they will be fair valued by or under the direction of the Valuation Committee. In determining the fair value of the Fund’s securities, the Valuation Committee will consider a number of factors, including, but not limited to, whether any dealer quotations for the security are available, the recommendation of the

Investment Adviser and the valuation of other securities of the same issuer. The Valuation Committee can override any price that it believes is not consistent with market conditions.

Dividends and Taxes

Dividends

The Fund declares daily dividends and pays them monthly.

You will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. if you prefer to receive dividends in cash.

Taxes

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY INVESTMENT IN TAXABLE SECURITIES BY THE FUND, AS WELL AS POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the Puerto Rico Code and the regulations promulgated or applicable thereunder (“Puerto Rico Code Regulations”) issued by the PRDT, AD 19-04 and the PRMC.

The U.S. federal tax discussion is based on the current provisions of the U.S. Code and the regulations promulgated thereunder (“Code Regulations”) and administrative pronouncements issued by the IRS.

This discussion generally assumes that (i) the investors will be (a) individuals who for the entire taxable year are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents of Puerto Rico for purposes of the Puerto Rico Code (“Puerto Rico Residents” or “Puerto Rico Individuals”), (b) corporations and other entities subject to Puerto Rico income tax as corporations and organized under the laws of Puerto Rico, other than any such corporation or entity subject to a special tax regime under the Puerto Rico Code (“Puerto Rico Entities”), (c) trusts (other than business trusts), the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals (“PR Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”) and (d) U.S. Investors (as defined below); (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax rate available to certain individuals and corporations engaged in the trade or business of rendering services, (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the U.S. Code including, without limitation, the provisions of the U.S. Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies”; (iv) the Fund complies with the definition of investment company provided in Section 1010.01(a)(33) of the Puerto Rico Code or is an investment company described in AD No. 19-04 and (v) the Fund meets the 90% Distribution Requirement (as defined below).

Since the U.S. and Puerto Rico tax advantages of the Fund are available only for Puerto Rico Investors, the Fund may not, from an income tax point of view, be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts and corporations that are not Puerto Rico Entities (“Non-Puerto Rico Investors)”. Accordingly, Non-Puerto Rico Investors are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they or their beneficiaries reside or where they are organized.

Generally, an individual is a bona fide resident of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the U.S. or a foreign country. Prospective individual investors should consult their tax advisors as to whether they qualify as “bona fide residents of Puerto Rico” for purposes of Sections 933 and 937 of the U.S. Code.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in view of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax-exempt organizations). Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax imposed on Puerto Rico Entities by the Puerto Rico Code.

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements, on which this discussion is based, are subject to change (even with retroactive effect).

Puerto Rico Taxation

The Fund will be exempt from Puerto Rico income tax during each taxable year that it distributes at least 90% of its net taxable income (excluding tax-exempt interest and capital gains) as taxable dividends to its shareholders (“90% Distribution Requirement”). The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

The fixed income securities of the Fund will be exempt from Puerto Rico personal property tax under the PRMC.

Interest and dividends derived by the Fund are exempt from municipal license taxes imposed by the PRMC.

The Fund intends to invest primarily in fixed income securities, the interest from which is exempt from income tax under the Puerto Rico Code. The dividends distributed by the Fund out of such exempt interest income will not be subject to income tax under the Puerto Rico Code in the hands of the Puerto Rico Investors or Non-Puerto Rico Investors. Dividends distributed by the Fund are generally not subject to the municipal license tax imposed by the PRMC. However, dividends distributed by the Fund to Puerto Rico Entities engaged in a financial business may be subject to a municipal license tax of up to 1.5%.

No Puerto Rico estate and gift taxes are imposed on transfers of shares of the Fund by a Puerto Rico Individual.

U.S. Taxation

For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund and the Investment Adviser, the Fund should not be treated as engaged in a trade or business within the U.S. for purposes of the U.S. Code. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that the Fund is engaged in a trade or business within the U.S. for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

In addition, gains from the disposition of a “United States Real Property Interest,” as defined in Section 897 of the U.S. Code, and gains from the sale of the interests in a partnership that is engaged in a trade or business may be treated as effectively connected to a trade or business in the U.S. and subject to U.S. federal income tax and 30% branch profit tax. The Fund is also subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the U.S. may qualify for a reduced 10% rate if certain conditions are met.

The imposition of a U.S. corporate income tax on the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments to its shareholders.

The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (“Withholdable Payments”) made to certain foreign financial institutions or NFFEs, unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding rate is currently applicable. The Code Regulations provide an exception for certain obligations outstanding as of July 1, 2014, among others.

The Code Regulations treat the Fund as a NFFE. Thus, the Fund must provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors in turn have to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE, and, as such, is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966, FATCA Report, with the IRS on or before March 31st of each year.

If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund may be subject to a 30% withholding tax. Even though, the record holders of Shares that acquired Shares based on any prior prospectus and hold such shares after June 30, 2014, did not, at that time, have the obligation to provide such information to the Fund, these Investors are subject to these requirements and will not be entitled to redeem their Shares if the information is not provided. The Fund will request the information from the record holders of such shares and will seek the agreement of such record holders to timely provide the information to enable the Fund to comply with the U.S. Code. However, if the Fund is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments will be subject to the 30% withholding tax.

To ensure that the Puerto Rico Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each such Puerto Rico Investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any Puerto Rico Investor that fails to timely provide such information or certifications. In addition, any such Puerto Rico Investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to timely provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities

Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Puerto Rico Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares or because of the suspension of the voting rights of other Puerto Rico Investors of the Fund. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Code Regulations under Section 937(b) of the U.S. Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. Based on the current language of the Regulations and the guidance offered therein, it is more likely than not that the Fund is not expected be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non-applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the expected tax treatment described herein. You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the U.S. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. It is more likely than not that dividends distributed by the Fund to Puerto Rico Entities are expected to constitute income from sources within Puerto Rico. Accordingly, it is more likely than not that Puerto Rico Entities not engaged in a U.S. trade or business will not be subject to U.S. taxation on dividends received from the Fund. Additionally, it is more likely than not that dividends received or accrued by a Puerto Rico Entity that is engaged in a U.S. trade or business will be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such a shareholder is referred to as a “Shareholder” in this section), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the Shareholder has not held the stock for three years), the Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

Prop. Reg. Sec. 1.1291-1(f) of the Code Regulations states that a “deferred tax amount” will be determined under Section 1291 of the U.S. Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the U.S. Shareholder’s holding period during which the U.S. Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed Code Regulations, Puerto Rico Individuals will not be subject to the PFIC provisions in connection with dividends received from the Fund or a gain from the sale or exchange of Shares if (a) they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares and (b)(1) in the case of dividends, the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code, and (2) in the case of a gain from the sale or exchange of Shares, the gain qualifies as Puerto Rico source income under U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.

Puerto Rico Individuals that are U.S. Shareholders of a PFIC must file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the IRS, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual has the obligation to file a U.S. federal income tax return. You are urged to consult with your tax advisor whether you have the obligation to file this informative return.

Estate and Gift Taxes. Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.

Taxation of U.S. Investors

Except for Puerto Rico Individuals, shares were not designed to be offered to persons that are “U.S. persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a Controlled Foreign Corporation as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. For these purposes, a U.S. Investor would include an individual that no longer qualifies as a Puerto Rico Individual. The Fund does not intend to provide information necessary to make a Qualified Electing Fund election within the meaning of Code section 1295 with respect to the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past four fiscal years. Class B Shares do not have a performance history as of the date of this prospectus. As a result, the financial information in the table below shows the Fund’s financial performance for the periods indicated for Class A Shares of the Fund. The performance of the Class B Shares would be the same as the Class A Shares because the Class B Shares and the Class A Shares are invested in the same portfolio of securities and have the same expenses. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by [ ], whose report, along with the Fund’s financial statements, are included in the Fund’s annual financial statements, as filed with the Securities and Exchange Commission on Form N-CSR for the fiscal year ended June 30, 2024. The Fund’s annual financial statements are available upon request and at www.ubs.com/prfunds.

			For the fiscal year ended June 30, 2024		For the fiscal year ended June 30, 2023	For the fiscal year ended June 30, 2022	For the fiscal year ended June 30, 2021
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:		Net asset value, beginning of period	$1.00		$1.00	$1.00	$ 1.00

		Net investment income (a)	0.04		0.02	0.00 **	0.00 **

		Total from investment operations	0.04		0.02	0.00	0.00

		Less: Distributions from net investment income	(0.04)		(0.02)	(0.00)**	(0.00)**

		Less: Distributions from capital gains	(0.00	)***	--	--	--

		Net asset value, end of period	$1.00		$1.00	$1.00	$ 1.00

Total Investment Return:	(b)	Based on net asset value per share	4.82%		2.67%	0.03%	0.02%

Ratios:	(c) (d)	Net expenses to average net assets – net of waived and/or reimbursed expense	1.00%		1.00%	0.12%	0.06%

	(c)	Gross expenses to average net assets	1.11%		1.00%	0.89%	0.81%

	(c) (d)	Net investment income to average net assets – net of waived and/or reimbursed expenses	4.32%		2.45%	0.02%	0.01%

Supplemental Data:		Net assets, end of period (in thousands)	$66,909		$103,981	$175,439	$ 304,412

		Portfolio turnover:	0.00%		0.00%	0.00%	0.00%

**	Net investment income and distributions from net investment income for the fiscal years ended June 30, 2022 and June 30, 2021, were $0.0002 and $0.0001 per share respectively.
***	Distributions from capital gains for the fiscal year ended June 30, 2024, were $0.0038 per share.
(a)

Based on average outstanding common shares of 82,238,446, 132,803,693, 232,612,490, and 339,608,192, for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, respectively.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.
(c)

Based on average net assets applicable to common shareholders of $82,370,711, $133,104,972, $232,896,435, and 339,608,192, for the fiscal years ended June 30, 2024, June 30, 2023, June 30, 2022, and June 30, 2021, respectively.

(d)

For the fiscal year ended June 30, 2023, there were no waivers/reimbursements of fees. For the fiscal years ended June 30, 2024, June 30, 2022, and June 30, 2021, the effect of the expenses waived/reimbursed was to decrease the expense ratios, thus increasing the net investment income ratio by 0.11%, 0.77%, and 0.75%, respectively.

Privacy Policy

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•   Investor applications and other forms,

•   Written and electronic correspondence,

•   Telephone contacts,

•    Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds and any affiliation with the Distributor and its affiliates),

•   Website visits,

•   Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

This privacy notice is not part of the Prospectus.

Business continuity planning overview

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico

UBS Asset Management affiliates UBS Asset Managers of Puerto Rico and UBS Trust Company of Puerto Rico protect information assets, processes and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients and strive to resume processing within predefined time frames following a disaster declaration. Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks and other public utilities. Essential elements of the business continuity plan include:

• Crisis communication procedures: Action plans for coordinating essential communications for crisis management leaders, employees and key business partners.

• Information technology backup and recovery procedures: Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data.

• Testing regimen: The business continuity plan is reviewed and tested on an annual basis. In addition, all IT application recovery plans are updated and tested annually.

This business continuity planning overview is not a part of the prospectus.

General Information

If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports and Form N-CSR

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports and Form N-CSR, which may be viewed at www.ubs.com/prfunds. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual and semi-annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker.

Statement of Additional Information

For further information about the Fund, including how the Fund invests, please see the Fund’s SAI dated [ ], 2024.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional Information

You may obtain free copies of the Fund’s annual and semi-annual reports, annual and semi-annual financial statements and the SAI, and discuss your questions about the Fund, by contacting the Fund directly at 1-787-250-3600, or by contacting your UBS financial advisor or other selected securities dealer. The annual and semi-annual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund’s Web Site at http://www.ubs.com/prfunds.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Fund Charter Provisions

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act, including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

1940 Act File No. 811-23673

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 4, 2024

STATEMENT OF ADDITIONAL INFORMATION

SHORT TERM INVESTMENT FUND FOR PUERTO RICO RESIDENTS, INC.

250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico 00918 • (787) 250-3600

This Statement of Additional Information (“SAI”) of the Short Term Investment Fund for Puerto Rico Residents, Inc. (the “Fund”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated [   ], 2024, as it may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Fund at the address or telephone number printed above, or on the Fund’s website at www.ubs.com/prfunds. The Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund’s Prospectus. Only Puerto Rico residents will receive the tax benefits of an investment in the Fund. See the section “Puerto Rico Taxation” for a description of such tax benefits. In addition, the Fund does not intend to qualify as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (“U.S. Code”), and consequently an investor that is not a Puerto Rico Resident will not receive the tax benefits (such as “RIC” tax treatment) of an investment in a typical United States (“U.S.”) mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and may have adverse tax consequences for U.S. federal income tax purposes. This SAI does not include all information that a prospective investor should consider before investing in the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Fund’s audited financial statements for the fiscal year ended June 30, 2024, are incorporated by reference to the Fund’s annual financial statements, as filed with the Securities and Exchange Commission on Form N-CSR. Such financial statements include presentations and disclosures in accordance with guidance set forth by Regulation S-X. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the 1940 Act or other applicable law will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Share Class	Ticker Symbol
Class A Shares	PRALX
Class B Shares	PRLZX

UBS Asset Managers of Puerto Rico — Investment Adviser

UBS Financial Services Inc. — Distributor

The date of this Statement of Additional Information is [   ], 2024.

History of the Fund

The Fund is registered as an open-end management investment company under the 1940 Act. The Fund was incorporated under the laws of the Commonwealth of Puerto Rico on July 26, 2002, and started operations on December 8, 2006. Prior to May 14, 2021, the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended and operated as such under the laws of Puerto Rico. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the U.S. and effectively required investment companies organized under the laws of Puerto Rico to register as investment companies under the 1940 Act. As a result, the Fund has been registered under the 1940 Act since May 14, 2021.

As of the date of this SAI, the Fund is authorized to issue 2,000,000,000 shares of beneficial interest (the “Shares”) with a par value of $0.001 per share, which may be divided into different series and classes.

Investment Objectives, Policies and Restrictions

Please see the Prospectus for more information about the Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.

The Fund is classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

The Fund’s investment objective and certain investment policies that are fundamental policies may not be changed unless authorized by a majority (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares) and in some cases, a supermajority of the Fund’s outstanding voting securities (it being understood that, with respect to these voting requirements or standards, the Fund will take no action that is at that time inconsistent with the 1940 Act). However, subject to Puerto Rico law, all other investment policies and limitations may be changed by the Board of Directors (independently the “Directors” and together the “Board”) without shareholder approval.

Investment Policies and Restrictions

The Fund is subject to the following investment restrictions, all of which are fundamental policies. The Fund may not:

(a) issue preferred shares or debt securities, or borrow money from banks or other entities, provided that the Fund may borrow up to an additional 5% of the Fund’s total assets (including the amount borrowed) from banks or other financial institutions for temporary or emergency purposes, including to finance redemptions; or

(b) issue senior securities to the extent such issuance would violate the 1940 Act.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth in (a) above, the Fund has restricted borrowing to 5% of the Fund’s total assets, which is more restrictive than the limitation imposed by the 1940 Act, which permits a fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary or emergency purposes, including to finance redemptions. A fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities. Prior to the adoption and implementation of Rule 18f-4 under the 1940 Act, when the Fund engaged in derivatives transactions that create future payment obligations, consistent with the U.S. Securities and Exchange Commission’s (the “SEC”) staff guidance and interpretations, the Fund was permitted to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction,

SAI-1

instead of meeting the asset coverage requirement with respect to senior securities prescribed by the 1940 Act. The SEC staff guidance and interpretations were rescinded in connection with the adoption of Rule 18f-4, and the Fund now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities above will not restrict the Fund from entering into derivatives transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings (e.g., collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions) are not subject to the policy.

In addition, the Fund may not change (1) the restrictions in (iii), (v), (vii), (viii) and (ix) below without the approval of a majority of the shareholders (as defined in the 1940 Act and as described above), and (2) any other restriction described below without the approval of a majority of the Board and prior written notice to shareholders of the Fund.

The Fund may not:

(i) purchase the securities of any one issuer if after such purchase it would own more than 25% of the voting securities of such issuer, provided that securities issued or guaranteed by the Commonwealth of Puerto Rico, U.S. government, or any of their respective agencies or instrumentalities (including GNMA, FNMA and FHLMC mortgage-backed securities) are not subject to this limitation;

(ii) make investments for the purpose of exercising control or management;

(iii) make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets, provided that this limitation shall not apply to (i) investments made for temporary or defensive purposes; (ii) investments in high quality, short-term securities issued by Puerto Rico investment companies, (iii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (iv) tax-exempt Puerto Rico municipal obligations, other than those backed only by the assets or revenues of a non-governmental entity. For purposes of this restriction, the intended or designated use of real estate shall determine its industry, domestic and foreign banking will be considered separate industries and mortgage-backed and asset-backed securities not issued or guaranteed by an agency or instrumentality of the U.S. government will be grouped in industries based on their underlying assets and not treated as a single, separate industry;

(iv) purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions;

(v) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the acquisition or disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(vi) make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(vii) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement, provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

(viii) purchase or sell commodities or commodity contracts;

(ix) make loans, except through reverse repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt or similar instruments or interests therein, including investment in government obligations, shall not be deemed to be the making of a loan; or

SAI-2

(x) lend portfolio securities, except to the extent that such loans, if and when made, do not exceed 33 1/3% of the total assets of the Fund taken at market value.

Description of Certain Investments, Investment Techniques and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that the Fund may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in the Fund’s Prospectus under “More Information About the Fund—Principal Investment Strategies of the Fund”, “More Information About the Fund—Other Investments”, “More Information About the Fund—Principal Risks” and “More Information About the Fund—Additional Risks”.

Types of Municipal Obligations and Associated Risks

The Fund may invest in a variety of municipal securities, as described below:

Municipal Bonds

Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related government share is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal obligations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest more than 25% of its assets in a single IDB or PAB.

The Fund may not presently concentrate its investments, e.g., invest a relatively high percentage of its assets in municipal obligations (e.g. revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multifamily housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. This limitation may, in the future, be changed by a majority of the Fund’s outstanding voting securities. Any future determination to allow concentration of the Fund’s investments may make the Fund more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the NAV of shares of the Fund also increases. Also, it is anticipated that a significant percentage of the municipal obligations in the Fund’s portfolio may be issued by entities or secured by facilities with a relatively short operating history.

Municipal Lease Obligations

Municipal lease obligations are municipal obligations that may take the form of leases, installment purchase contracts or conditional sales contracts or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations also contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of

SAI-3

non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest a significant portion of its assets in such uninsured “non-appropriation” municipal lease obligations. There is no limitation on the Fund’s ability to invest in other municipal lease obligations.

Zero Coupon Obligations

Zero coupon municipal obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest. Zero coupon obligations also include derivative instruments representing the principal-only components of municipal obligations from which the interest components have been stripped and sold separately by the holders of the underlying municipal obligations. Zero coupon obligations usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest.

Floating and Variable Rate Obligations

Floating and variable rate municipal notes and bonds frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

Participation Interests

Participation interests in municipal bonds, including IDBs, PABs and floating and variable rate securities give the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain compliance with the investment objective and policies of the Fund. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Investment Adviser will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Put Bonds

Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily will sell the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the Investment Adviser’s opinion, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

Tender Option Bonds

Tender option bonds are long-term municipal securities sold by a bank subject to a “tender option” that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the “tender option”). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, the Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Detachable Call Options and Embedded Caps

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Detachable call options are sold by issuers of municipal obligations separately from the municipal obligations to which the call options relate and permit the purchasers of the call options to acquire the municipal obligations at the call price(s) and call date(s). In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal obligations that yield above-market rates. The Fund expects to acquire detachable call options relating to municipal obligations that the Fund owns or will acquire in the immediate future and thereby, in effect, make such municipal obligations non-callable so long as the Fund continues to hold the detachable call option. Municipal obligations with embedded caps provide for additional tax-free payments for a stated period (generally a period that is shorter than the bond’s maturity) above the fixed-rated interest payable on the municipal obligations to the extent that the average level of a particular index exceeds a specified base level.

Mortgage-Backed Securities and Associated Risks

General

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market in general has vastly expanded and a variety of structures have been developed to meet investor needs.

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the Investment Adviser believes may assist the Fund in achieving its investment objective. Not all of the types of securities described below are available in Puerto Rico.

Government National Mortgage Association (“GNMA”) Securities

GNMA is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (“FHA Loans”) or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”) or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA mortgage-backed securities include securities which are backed by mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and which consist of mortgage-backed certificates with respect to pools of such mortgages guaranteed as to the timely payment of principal and interest by the GNMA. That guarantee is backed by the full faith and credit of the U.S.

GNMA pass-through mortgage-backed securities may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

Federal National Mortgage Association (“FNMA”) Securities

FNMA is a federally chartered and privately owned corporation established under the Federal National Association Charter Act. FNMA was originally organized in 1938 as a U.S. government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through mortgage-backed security represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi)

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fixed rate mortgage loans secured by multifamily projects. FNMA guarantees timely payment of principal and interest on FNMA mortgage-backed securities. The obligations of FNMA are not backed by the full faith and credit of the U.S. Nevertheless, because of the relationship between FNMA and the U.S., it is widely believed that FNMA Mortgage-Backed Securities present minimal credit risks.

Federal Home Loan Mortgage Corporation (“FHLMC”) Securities

FHLMC is a corporate instrumentality of the U.S. established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

FHLMC mortgage-backed securities represent direct or indirect participations in, and are payable from, conventional residential mortgage loans. The mortgage loans underlying the FHLMC mortgage-backed securities typically consist of fixed rate or adjustable-rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC mortgage-backed securities may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC mortgage-backed securities.

FHLMC guarantees: (i) the timely payment of interest on all FHLMC mortgage-backed securities; (ii) the ultimate collection of principal with respect to some FHLMC mortgage-backed securities; and (iii) the timely payment of principal with respect to other FHLMC mortgage-backed securities. The obligations of FHLMC are not backed by the full faith and credit of the U.S., although they are generally considered to present minimal credit risks.

Adjustable-Rate Mortgage (“ARM”) and Floating Rate Mortgage-Backed Securities

Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower’s monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices such as the one-year constant maturity Treasury Rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index, that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Specified Mortgage-Backed Securities

The Fund generally does not invest in derivatives but may invest in mortgage-backed securities that are derivatives such as interest only obligations (“IOs”) (other than IOs and principal only obligations (“POs”) that are planned amortization class bonds

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(“PAC Bonds”)) or inverse floating rate obligations or other types of mortgage-backed securities that may be developed in the future and that are determined by the Investment Adviser to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Investment Adviser believes that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective and policies. In the opinion of the Investment Adviser, GNMA mortgage-backed securities issued under the GNMA I or GNMA II programs, securities with earlier maturities of mortgage-backed securities issued under the GNMA Serial Note program, mortgage pass-through certificates issued by FNMA and other types of substantially similar mortgage-backed pass-through or participation certificates (including collateralized mortgage obligations (“CMOs”)) are not considered derivative investments for purposes of the Fund’s investment policies, except as set forth below. The Investment Adviser also does not consider Private Label mortgage-backed securities (as defined in the Prospectus) (including CMOs) of any class that entitle the holder thereof to payments of principal and interest to be derivatives for that purpose (other than Private Label mortgage-backed securities the principal payments of which at the time of purchase by the Fund (i) are not limited by a schedule of principal distributions and (ii) support a schedule of principal distributions for another related class of Private Label mortgage-backed securities).

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Investment Adviser believes that investments in POs may facilitate its ability to manage the price sensitivity of the Fund’s investments to interest rate changes. Generally, the yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an IO class of mortgage-backed security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Investment Adviser believes that, since principal amortization on PAC Bonds is designed to occur at a predictable rate, IOs and POs that are PAC Bonds generally are not as sensitive to principal prepayments as other IOs and POs.

Mortgage-backed securities that constitute inverse floating rate obligations are mortgage-backed securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate mortgage-backed security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate mortgage-backed security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations is subject to greater risk of fluctuation than other mortgage-backed securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objectives and policies.

The yields on certain of the above mortgage-backed securities may be more sensitive to changes in interest rates than GNMA mortgage-backed securities. While the respective Investment Adviser will seek to limit the impact of these factors on the Fund, no assurance can be given that it will achieve this result.

Information on Directors and Executive Officers

The overall management of the business and affairs of the Fund is vested in the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Adviser, Administrator, Distributor, Custodian and Transfer Agent. The day-to-day operations of the Fund have been delegated to UBS Trust Company of Puerto Rico (the “Administrator”), in its capacity as Administrator, subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Board

The Board consists of seven Directors. Six of these are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), and one is considered an “interested person” of the Fund as a result of his employment as an officer

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of the Fund’s Investment Adviser or an affiliate thereof (the “Interested Director”). The number of members of the Fund’s Board may be changed by resolution of the Board.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Dividend Committee and the Nominating Committee.

Audit Committee. The Board has adopted a written Audit Committee Charter. The role of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The Audit Committee has three members, Messrs. Cabrer, León and Pellot, all of whom are Independent Directors. The Independent Directors who are Audit Committee members are represented by independent legal counsel in connection with their duties. Mr. León serves as Chairman of the Audit Committee and audit committee financial expert. The Audit Committee met four (4) times during the fiscal year ended June 30, 2024.

Dividend Committee. The role of the Dividend Committee is to determine the amount, form and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Cabrer and Pellot, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director. The Dividend Committee did not meet during the fiscal year ended June 30, 2024. The Dividend Committee sets dividends by Unanimous Consent.

Nominating Committee. Pursuant to the adoption of a written charter, the Fund has created a Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors and to recommend its nominees for consideration by the full Board. The Nominating Committee has three members, all of whom are Independent Directors (currently, Messrs. Cabrer, Nido and Pellot). The Independent Directors who are Nominating Committee members are represented by independent legal counsel in connection with their duties. While the Nominating Committee is solely responsible for the selection and nomination of Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Nominating Committee met one (1) time during the fiscal year ended June 30, 2024.

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Independent Directors

Certain biographical and other information relating to the Independent Directors is set forth below, including their birth year, their principal occupations for the last five (5) years, the length of time served on the Board, if applicable, and the total number of portfolios overseen in the Fund Complex (as defined herein) by them, if applicable. Messrs. León, Cabrer and Villamil are members of the boards of directors of the UBS Family of Funds (as such term is defined below). Messrs. Nido and Pellot and Mrs. Pérez are members of the boards of directors of the UBS Family of Funds and the Puerto Rico Residents Family of Funds (as such term is defined below, and together with the UBS Family of Funds, the “Fund Complex”).

Name (Year of Birth) and Address	Position (s) Held with the Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Agustin Cabrer (1948) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2003	President of Antonio Roig Sucesores (land holding enterprise with commercial properties), since 1995; President of Libra Government Building, Inc. (administration of courthouse building), since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting), since 2019; and Director of V. Suarez & Co. (food and beverage distribution company), since 2002.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None

Vicente J. León (1939) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2021	Independent business consultant, since 1999.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None

Carlos Nido (1964) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2007	President of Green Isle Capital LLC (a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare), since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)** and the Puerto Rico Residents Family of Funds (7 Funds)***	None

Luis M. Pellot (1948) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2003	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)** and the Puerto Rico Residents Family of Funds (7 Funds)***	None

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Name (Year of Birth) and Address	Position (s) Held with the Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Clotilde Pérez (1951) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2009	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)** and the Puerto Rico Residents Family of Funds (7 Funds)***	None

José J. Villamil (1939) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Téchnicos, Inc. (a consulting business), since 2005.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None

*   Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

**   The Funds consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”).

***    The Funds consist of Puerto Rico Residents Bond Fund I; Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Puerto Rico Residents Family of Funds”).

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Interested Directors and Officers

Certain biographical and other information relating to the Interested Director and to the officers of the Fund is set forth below, including their birth year, their principal occupations for last five (5) years, the length of time served on the Board, if applicable, and the total number of portfolios overseen in the Fund Complex by them, if applicable.

Name (Year of Birth) and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Carlos V. Ubiñas**** (1954) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Director, Chairman of the Board of Directors and President	Director since 2003, Chairman of the Board of Directors since 2012 and President since 2015.	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	The UBS Family of Funds (17 Funds Consisting of 22 Portfolios)**	None
Officers
Luz Colon (1974) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Chief Compliance Officer	Chief Compliance Officer since 2013	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the UBS Family of Funds.	N/A	None
Heydi Cuadrado (1980) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	None
Leslie Highley (1946) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Senior Vice President and Treasurer	Senior Vice President and Treasurer since 2005.	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	N/A	None

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Name (Year of Birth) and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships Held by Director
Liana Loyola (1961) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918)	Secretary	Secretary since 2014.	Attorney in private practice since 2009.	N/A	None
William Rivera (1958) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	First Vice President	First Vice President since 2005.	Executive Director of UBS Asset Managers of Puerto Rico, since 2011.	N/A	None
Javier Rodríguez (1973) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Assistant Vice President and Assistant Treasurer	Assistant Vice President since 2205 and Assistant Treasurer since 2005.	Divisional Assistant Vice President, trader and portfolio manager of UBS Trust Company of Puerto Rico, since 2003.	N/A	None
Gustavo Romañach (1974) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Assistant Vice President	Assistant Vice President since 2019.	Director of UBS Asset Managers of Puerto Rico, since 2013.	N/A	None

*    Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

**    The Funds consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto

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Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”).

***    The Funds consist of Puerto Rico Residents Bond Fund I; Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Puerto Rico Residents Family of Funds”).

****   Considered an “Interested Director” as that term is defined in Section  2(a)(19) of the 1940 Act as a result of his employment with the Fund’s investment adviser, or an affiliate thereof.

Director Qualifications

In determining that a particular Director was qualified to serve on the Board, the Board has considered each Director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Director satisfies this standard. An effective Director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014. He has been an Independent Director since 2003 and is a member of the Audit Committee. He oversees 17 funds consisting of 22 portfolios.

Vicente J. León. Mr. León had been an Independent Director of the Funds from 2008 to 2019 and since 2021. For the past five years, Mr. León is an independent business consultant and in 2020 and 2021 was a consultant to the Audit Committee of the Funds. He is a former Member and Vice Chairman of the Board of Directors and Chairman and Financial Expert of the Audit Committee of Triple S Management Corp. (a Public Company) from 2000 to 2012, past president of the Puerto Rico Society of Certified Public Accountants and a former Partner at KPMG LLP. He is Chairman of the Audit Committee, the Audit Committee Financial Expert, and oversees 17 funds consisting of 22 portfolios.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999. He has been an Independent Director since 2007 and oversees 24 funds consisting of 29 portfolios.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2003. He has been an Independent Director since 2003 and oversees 24 funds consisting of 29 portfolios.

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Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Infogerencia Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992. She has been an Independent Director since 2009 and oversees 24 funds consisting of 29 portfolios.

Jose J. Villamil. Mr.Villamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019 and since 2021. He has been an Independent Director since 2021 and oversees 17 funds consisting of 22 portfolios.

Carlos V. Ubiñas. Mr. Ubinas is Chairman of the Board of Directors and President of the UBS Family of Funds. He is also Chairman of the Board of Directors of UBS Trust Company of Puerto Rico. He joined UBS in 1989 and during that time has served numerous roles including CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International. Prior to joining UBS, he was Senior Executive Vice President of Government Development Bank for Puerto Rico. He has been an Interested Director since 2015 and oversees 17 funds consisting of 22 portfolios.

Leadership Structure and Oversight Responsibilities of the Board

The Board is responsible for overseeing the Investment Adviser’s management and operations of the Fund pursuant to an investment advisory contract (the “Advisory Agreement”). Directors also have significant responsibilities under the federal securities laws. Among other things, they

•	oversee the performance of the Fund;
•	monitor the quality of the advisory and shareholder services provided by the Investment Adviser;
•	review annually the fees paid to the Investment Adviser for its services;
•	monitor potential conflicts of interest between the Fund and the Investment Adviser;
•	monitor distribution activities, custody of assets and the valuation of securities; and
•	oversee the Fund’s compliance program.

In performing their duties, Directors receive detailed information about the Fund and the Investment Adviser on a regular basis and meet at least quarterly with management of the Investment Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Chairman of the Board is an interested person of the Fund as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Investment Adviser. The remaining Directors and their immediate family members have no affiliation or business connection with the Investment Adviser, the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser or the Fund’s principal underwriter.

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Investment Adviser. The Independent Directors have designated Mr. Cabrer as the lead Independent Director. In that capacity, Mr. Cabrer generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a

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flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Risk Oversight by the Board

As mentioned above, the Board oversees the management of the Fund and meets at least quarterly with management of the Investment Adviser to review reports and receive information regarding the Fund’s operations. Risk oversight relating to the Fund is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described above, the Board’s committees assist the Board in overseeing various types of risks relating to the Fund. The Board receives reports from committees regarding their areas of responsibility and, through those reports and its interactions with management of the Investment Adviser during and between meetings, analyzes, evaluates and provides feedback on the Investment Adviser’s risk management process. In addition, the Board receives information regarding, and has discussions with senior management of the Investment Adviser about, the Investment Adviser’s risk management systems and strategies. The Fund’s Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk concerns. In addition to quarterly reports, the CCO provides an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Fund during meetings with the Independent Directors. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Board regarding any problems associated with the Fund’s compliance policies and procedures that could expose the Fund to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Compensation of Directors

Each Independent Director receives a stipend from the Fund of $1,000 for attendance at each meeting of the Board, up to $500 for attendance at each special meeting of the Board, and $500 for attendance at each meeting of the Audit Committee. The Independent Directors do not receive retirement or other benefits as part of their compensation. The following table sets forth the compensation earned by the Independent Directors from the Fund for the fiscal year ended June 30, 2024, and the total compensation paid to them by the Affiliated Funds for the calendar year ended December 31, 2023:

Name of Independent Director	Aggregate Compensation from Fund	Retirement Benefits Accrued	Annual Benefits Upon Retirement	Total Compensation from Affiliated Funds Paid to Independent Directors
Luis M. Pellot(1)(2)	$6,159.66	N/A	N/A	$152,500.00
Vicente J. León(2)(3)(4)	$6,159.66	N/A	N/A	$103,000.00
Agustin Cabrer(2)(3)	$6,159.66	N/A	N/A	$104,500.00
Carlos Nido(1)(3) ...	$4,159.66	N/A	N/A	$108,500.00
Clotilde Pérez (1)(2)	$4,159.66	N/A	N/A	$126,000.00
Jose J. Villamil(3)(4)	$4,159.68	N/A	N/A	$ 69,500.00

(1)	Independent Director who serves on the boards of the twenty-four Affiliated Funds.

(2)

Ms. Perez is an Independent Director who serves on the Audit Committee of the seven Puerto Rico Residents Family of Funds. Messrs. Pellot, León and Cabrer are Independent Directors who serve on the Audit Committee of each of the seventeen UBS Family of Funds.

(3)	Independent Director who serves on the boards of the seventeen UBS Family of Funds.

(4)	Fund By-Laws allow Directors to hold their positions until reaching eighty -five (85) years of age.

Beneficial Ownership of Equity Securities in the Fund and Affiliated Funds by Each Director

The following table sets forth the dollar range of equity securities beneficially owned by each director as of June 30, 2024:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds
Luis M. Pellot	$0	$0
Vicente J. León	$0	$0
Agustin Cabrer	$0	$0
Clotilde Pérez	$0	$0

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Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds
Carlos Nido	$0	$10,001 - $50,000
Jose J. Villamil	$0	$0

Carlos V. Ubiñas	$50,001 - $100,000	$500,0001 - $1,000,000

As of October 18, 2024, the directors of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding Shares. As of December 31, 2023, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with such entities.

None of the directors and officers of the Fund have entered into any material transactions with the Fund during the last two calendar years; provided, however, that certain of the directors and officers of the Fund are employees of entities which have entered into material agreements with the Fund, as described herein.

Indemnification of Directors and Officers

The Fund has obtained directors’ and officers’ liability insurance for its Directors and Officers. The Fund’s certificate of incorporation contains a provision that exempts Directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. The Fund has also agreed to indemnify its Directors and Officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Management, Advisory and Other Service Arrangements

Investment Advisory Arrangements

Subject to the oversight of the Board, investment advisory services are provided to the Fund by the Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, pursuant to the Advisory Agreement. As compensation for its investment advisory services and pursuant to the Advisory Agreement, the Fund pays the Investment Adviser an advisory fee at an annual rate of 0.50% of its average daily net assets.

As of September 30, 2024, the Investment Adviser serves as investment adviser to funds with combined portfolio assets of approximately $1.7 billion. UBS Trust Company of Puerto Rico, an affiliate of the Fund and UBS Financial Services Inc., is a trust company organized and validly existing under the laws of Puerto Rico.

The following table sets forth the management fees paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended June 30, 2024	$411,847	$87,123
Fiscal year ended June 30, 2023	$665,525	$(24,141)
Fiscal year ended June 30, 2022	$1,164,486	$1,805,050

Pursuant to the Advisory Agreement, the Investment Adviser is not liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Fund’s custodian unless (i) such action or omission involved an officer, director, employee or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of the Investment Adviser’s duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not act to relieve the Investment Adviser from any responsibility or liability for any responsibility, obligation or duty that the Investment Adviser may have under state statutes, the laws of Puerto Rico or any federal securities law which is not waivable.

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Unless earlier terminated as described below, the Advisory Agreement is initially in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement also provides that it may be terminated without penalty (i) at any time by a unanimous vote of the Independent Directors, (ii) on sixty days’ written notice by the Investment Adviser or (iii) on sixty days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

UBS Trust Company of Puerto Rico, the Fund’s Administrator, and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s other expenses in order to ensure that the Fund’s net total operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after fee waivers and/or expense reimbursements do not exceed 1.00% of the Fund’s average daily net assets attributable to each share class of the Fund.. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator must not cause the Fund’s expenses, after the repayment is taken into account, to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through January 31, 2026, and may be renewed for subsequent periods; provided such continuance is approved by a vote or a majority of the Independent Directors.

The Fund and the Investment Adviser have also entered into a Yield Floor Agreement, whereby the Investment Adviser will pay Fund operating expenses and waive or reimburse its advisory fees as necessary so that the net operating expenses of the Fund do not exceed the Fund’s income for any given day. The Fund may have to repay some of these waivers/reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any such repayment by the Fund to the Investment Adviser must not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (1) the expense cap in place at the time such amounts were waived, and (2) the Fund’s current expense cap. Additionally, such repayment by the Fund to the Investment Adviser shall not cause the Fund’s next distribution rate to be lower than the distribution rate in effect at the time the expense was initially waived/reimbursed. The Yield Floor Agreement is effective through January 31, 2026, and may be renewed for subsequent periods upon written agreement of the Fund and UBS AMPR. UBS AMPR may terminate the Yield Floor Agreement upon thirty days’ written notice to the Fund.

Information Regarding the Portfolio Managers

Leslie Highley, Jr., Javier Rodriguez and Heydi Cuadrado are the portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

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Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers (the “Portfolio Managers” and in each case, a “Portfolio Manager”) are primarily responsible for the day-to-day portfolio management as of June 30, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leslie Highley, Jr.	23 $1.7 billion	0 $0	0 $0	0 $0	0 $0	0 $0
Javier RodrÍguez	2 $114 million	0 $0	0 $0	0 $0	0 $0	0 $0
Heydi Cuadrado	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Manager’s compensation as of June 30, 2024.

Portfolio Manager Compensation at the Investment Adviser

Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of each Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Bonus. Each Portfolio Manager is eligible for discretionary incentive compensation which is determined considering a number of factors, including, without limitation, individual performance relative to expectations and/or objectives as agreed with the respective manager, and the achievement of financial and non-financial objectives by the business area and UBS (and its parents, subsidiaries and affiliates, including without limitation UBS Group AG) and legal and/or regulatory obligations.

Deferred Compensation. UBS retains the right to pay any part of such incentive compensation as deferred compensation, in accordance with the terms and conditions of the UBS deferred compensation plans and award programs and the restrictions imposed by Section 409A of the U.S. Code (Section 409A). Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests as deferred compensation, which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. Employees of the Investment Adviser, including each Portfolio Manager, are eligible to participate in the Puerto Rico Savings Plus Plan. The employees can choose to contribute a percentage of their eligible compensation, from 1% to 85%. The employees can elect to contribute before-tax, after-tax, to a Roth 401(k) or to a combination of the three. UBS will match a percentage of an employee’s eligible contribution. UBS will make additional retirement contributions on behalf of the employee, regardless of the employee contributions into the 401(k).

Portfolio Manager Beneficial Holdings

The following table shows the dollar range of securities owned beneficially and of record by each Portfolio Manager in the Fund and in all Affiliated Funds, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans. This information is provided as of June 30, 2024.

Name of Portfolio Manager	Dollar Range of Shares of the Fund	Dollar Range of Equity Securities in the Affiliated Funds
Leslie Highley, Jr.	$0	$500,001 – $1,000,000
Javier Rodriguez	$0	$0
Heydi Cuadrado	$0	$0

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Portfolio Manager Potential Material Conflicts of Interest

Each Portfolio Manager’s management of the Fund’s portfolio and other accounts could result in conflicts of interest if the Fund’s portfolio and other accounts have different objectives, benchmarks and fees. In addition, each Portfolio Manager allocates his or her time and investment expertise across multiple accounts, including the Fund’s portfolio. The Investment Adviser manages such competing interests for the time and attention of each Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Each Portfolio Manager manages the Fund’s portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. Each Portfolio Manager manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund’s portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Investment Adviser employs allocation methods intended to provide fair and equitable treatment to all accounts over time. The Investment Adviser may execute orders for the same security for both the Fund’s portfolio and other accounts. With respect to such orders, the Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution for the transaction. The Investment Adviser may aggregate trades of several accounts to obtain more favorable execution and lower brokerage commissions.

Certain investments may be appropriate for the Fund’s portfolio and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by the Fund’s Portfolio Managers. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one, but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. In such event, such transactions will be allocated among the clients of the Investment Adviser in a manner believed by the Investment Adviser to be equitable to each client. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund’s portfolio may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund’s portfolio. The Investment Adviser will not determine allocations based on whether it receives a performance-based fee from a particular client, if applicable.

In some cases, a conflict may also arise where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

Portfolio Transactions. The Investment Adviser is responsible for the execution of the Fund’s portfolio transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. While the Investment Adviser generally seeks the best price in placing orders, the Fund may not necessarily be paying the lowest price available. Securities in which the Fund invests generally are traded on a “net” basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions of such securities generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The Investment Adviser may allocate among advisory clients, including the Fund and other investment companies for which it acts as investment adviser, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for them. There can be no assurance of equality of treatment among the advisory clients according to any particular or predetermined standards or criteria.

Administrator

UBS Trust Company of Puerto Rico serves as Administrator of the Fund. The Administrator is located at American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. The Administrator is a trust company organized and validly existing under the laws of Puerto Rico. The Administrator may retain one or more sub-administrators for the Fund.

Pursuant to an administration agreement with the Fund, the Administrator, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s NAV and net income. The Administrator may enter into agreements with third parties to perform some or all of these tasks, subject to the

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oversight and ultimate responsibility of the Administrator. As compensation for its administration services to the Fund, the Administrator receives an administration fee equal to 0.05% of the Fund’s average daily net assets, payable monthly. The fees paid to the Administrator by the Fund for the fiscal years ended June 30, 2024, June 30, 2023, and June 30, 2022, were $41,185, $66,553 and $116,449, respectively.

The Administrator has delegated certain administrative duties with respect to the Fund to State Street Corporation (“State Street”). State Street is an American financial services and bank holding company headquartered in Boston with operations worldwide.

Independent Registered Public Accounting Firm.

[ ] (the “Auditor”), with offices located at [ ], serves as the Fund’s independent registered public accounting firm. The Auditor also provides income tax compliance and consulting services to the Fund.

Custodian

The Fund’s securities and cash are held under a custody agreement between the Fund and UBS Trust Company of Puerto Rico, pursuant to which UBS Trust Company of Puerto Rico serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian receives a fee as agreed from time to time with the Fund; such fee is at a rate customarily paid to other custodians for the provision of similar services. The Custodian may retain the services of a sub-custodian, which may be its affiliate. The Fund has retained State Street Bank and Trust Company to perform certain custody functions for the Fund. The fees paid to the Custodian for the fiscal years ended June 30, 2024, June 30, 2023, and June 30, 2022, were $11,532, $18,635 and $32,605, respectively.

Transfer Agent and Registrar

Pursuant to the terms of the Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and UBS Trust Company of Puerto Rico, the latter is responsible for maintaining a register of the Shares for holders of record and opening and maintaining shareholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing and shareholder services, the Transfer Agent receives a fee as agreed from time to time with the Fund. Such fee is at a rate customarily paid to other transfer agents for the provision of similar services. The Transfer Agent may retain the services of a sub-transfer agent, which may be its affiliate. The fees paid to the Transfer Agent by the Fund for the fiscal years ended June 30, 2024, June 30, 2023, and June 30, 2022, were $39,038, $39,942 and $43,210, respectively.

Distributor

UBS Financial Services Inc. (the “Distributor”) serves as the distributor of the Shares. The Distributor acts as distributor of the Shares under a distribution agreement with the Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling Shares. Shares of the Fund are continuously offered. The Distributor has adopted a Code of Ethics.

The Investment Adviser may pay its affiliate, the Distributor, compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

Pricing of Shares

Computation of Offering Price Per Share

The Class A Shares are currently not available for purchase.

The price of Class B Shares is based on the NAV Shares. The Fund’s Administrator calculates NAV daily as of the close of the New York Stock Exchange (generally 4 p.m. New York time) on each day the NYSE is open for trading. For purposes of determining the NAV of a class of Shares, the market value of the securities plus any cash or other assets (including interest accrued but not yet received) held by the Fund attributable to such class of Shares minus all liabilities of the Fund (including borrowings and accrued interest thereon and other accrued expenses) attributable to such class of Shares is divided by the total number of Shares of such class outstanding at such time. Expenses, including the fees payable to the Investment Adviser, the Distributor, if any, and the Administrator, are accrued daily and paid monthly.

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Portfolio Transactions and Brokerage

The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer and in the case of securities issued by affiliated Puerto Rico investment companies, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they generally include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, the Investment Adviser seeks best execution. Although the Investment Adviser may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The Investment Adviser may engage in agency transactions and riskless principal transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures designed to ensure that the transaction (including any applicable commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the Investment Adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Adviser in advising other funds or accounts and, conversely, research services furnished to the Investment Adviser by brokers and dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser, including other Puerto Rico investment companies, are made independently of each other in light of differing considerations for the various accounts. However, it is often the case that the same investment decision is made for the Fund and one or more other accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

	Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates and Affiliates of Affiliates
Fiscal year ended June 30, 2024	$0	$0
Fiscal year ended June 30, 2023	$0	$0
Fiscal year ended June 30, 2022	$0	$0

Tax Information

See “Dividends and Taxes” in the Fund’s prospectus.

Beneficial Owners

Principal Shareholders

As of October 4, 2024, UBS Financial Services Inc. FBO Grace Marie Valdes beneficially owned more than 5% of the Fund’s Class A Shares.

Proxy Voting Policies

The Board has delegated to the Investment Adviser the responsibility to vote proxies for the Fund’s portfolio securities pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Policy”).

SAI-21

The Investment Adviser shall submit to the Board for its review its Proxy Voting Policy. The Board shall review and determine that such Proxy Voting Policy and related procedures are reasonably designed to address conflicts of interest and to ensure that the Investment Adviser will vote all proxies in the best interests of the Fund’s shareholders.

A Proxy Voting Committee, comprised of representatives of the Fund, will oversee and review the Investment Adviser’s Proxy Voting Policy as well as receive any summary reports and updates regarding proxies voted by the Investment Adviser.

The Fund believes that voting proxies in accordance with the Proxy Voting Policy of the Investment Adviser helps to ensure that voting decisions in situations where there may be a material conflict of interest between the interests of the Fund or any of its affiliates and those of a shareholder are made in the best interest of the Fund’s shareholders. In addition, because of the broad and diverse nature of the business of the Fund and its affiliated companies, it is not practical for the Fund to seek to identify all actual, potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Fund does not make a voting decision for clients where a material conflict is present, in the event that the Proxy Voting Policy of the Investment Adviser is not applied, or is not able to provide guidance on how to vote, the Fund may seek voting instructions from the majority of Independent Directors of the Board, vote securities in proportion to the votes cast by all other shareholders, retain an independent third party to make the voting decisions, or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Fund’s Legal Counsel.

The Fund may not vote proxies in certain circumstances, including but not limited to, situations where a) the securities are no longer held; b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by Investment Adviser to allow a vote to be cast by the voting deadline; or c) the Fund concludes that the cost of voting the proxy will exceed the potential benefit.

The Fund or a service provider on behalf of the Fund will maintain the following records for a period of at least six years:

i.

A copy of the Proxy Voting Policy of the Investment Adviser and any related procedures or voting guidelines, as may be amended from time to time, and copies of all recommendations with respect to specific proxy votes;

ii.	Copies of proxy statements received regarding securities held by the Fund, unless these materials are available electronically through the SEC’s EDGAR system;
iii.	A record of each proxy vote cast on behalf of the Fund;
iv.	A copy of any internal documents created by the Fund that were material to making the decision how to vote proxies on behalf of clients; and
v.	Each written request for information on how the Fund voted proxies and each written response by the Fund to oral or written requests for this information.

The Fund will provide to shareholders this Proxy Voting Policy and a record of how the Fund voted proxies, promptly on request.

If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2024, is available without charge, upon request, by calling 1-787-250-3600 or from the Fund’s website at www.ubs.com/prfunds, and on the SEC’s website at http://www.sec.gov.

SAI-22

Portfolio Holdings Disclosure Policies and Procedures

The Investment Adviser has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders. As a general matter, the Fund will not disclose (or authorize its Investment Adviser, transfer agent, Auditor, Administrator, Custodian or Distributor to disclose) portfolio holdings information to any person or entity except as follows:

•

To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, research and trading services, and the Board;

•	In connection with periodic reports that are available to shareholders and the public;
•	Pursuant to a regulatory request or as otherwise required by law;
•	To persons approved in writing by the CCO; or
•	On the Fund’s website. A complete listing of the Fund’s holdings may be posted on the Fund’s website on a periodic basis. Holdings will be posted with an “as-of date.”

The Fund will disclose its portfolio holdings in its annual and semi-annual financial statements included in Form N-CSR and in Form N-PORT, as filed with the SEC.

The Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser. Personnel of the Investment Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Investment Adviser to provide its management, administrative and investment advisory services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio manager in the trading of such securities, Investment Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Transfer Agent, Auditor and Administrator. The transfer agent, Auditor and Administrator for the Fund have full daily access to the Fund’s portfolio holdings because that information is necessary in order for each to provide the agreed-upon services for the Fund.

Custodians. Personnel of the Fund’s Custodian have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

Independent Auditor. The Fund’s Auditor and its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel. The Fund’s counsel and counsel to the Fund’s Independent Directors have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Investment Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

SAI-23

Financial Statements

The Fund’s audited financial statements, financial highlights and notes thereto and the auditor’s report thereon, appearing in the Fund’s annual financial statements for the fiscal year ended June 30, 2024, are included in Form N-CSR, as filed with the SEC and are incorporated by reference herein. Such financial statements include presentations and disclosures in accordance with guidance set forth by Regulation S-X. The Fund’s annual and semi-annual financial statements may be obtained without charge by calling (787) 250-3600 or on the Fund’s website at www.ubs.com/prfunds. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

Additional Information

Common Stock

The Shares have no preemptive or conversion rights. Each Share has equal voting, dividend, distribution and liquidation rights. Shareholders of the Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares held. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Shares will not be able to elect any directors.

Code of Ethics

The Board, on behalf of the Fund, the Investment Adviser and the principal underwriter have each adopted a code of ethics in compliance with Rule 17j-1 of the 1940 Act (each a “Code of Ethics”). Each Code of Ethics is designed to ensure, among other things, that all “Access Persons” conduct their personal securities transactions in a manner where shareholders’ interests are placed first and foremost, and consistent with the law. “Access Persons” generally include all Directors and Officers of the Fund and the Investment Adviser, as well as certain employees and control persons of the Fund, Investment Adviser, Distributor or principal underwriter (or any company in a controlled relationship to the Fund and Investment Adviser) who have access to information regarding the purchase or sale of securities by the Fund.

Each Code of Ethics requires Access Persons to comply with various requirements in connection with the securities transactions by Access Persons, including obtaining prior written approval before purchasing, selling or transferring any security, subject to certain exceptions listed in the Code of Ethics. Each Code of Ethics identifies specific transactions which Access Persons are prohibited from executing. Each Code of Ethics also imposes on Access Persons certain confidentiality obligations, reporting obligations, limitations on outside business activities and certain other obligations. Each Code of Ethics requires all Access Persons (other than Access Persons who are Independent Directors) to submit: (1) an initial and subsequently an annual holdings report disclosing all reportable securities owned by the Access Person and any reportable securities accounts maintained by the Access Person (initial holdings reports must be filed within ten days of becoming a Access Person, Independent Directors are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported. Interested Directors of the Fund have additional reporting requirements.

The Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Counsel

The law firm of DLA Piper (Puerto Rico) LLC, located at Ochoa Building Suite 401, 500 de la Tanca Street, San Juan, Puerto Rico, serves as counsel to the Fund.

Shareholder Communication to the Board

The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to UBS Puerto Rico Funds c/o Luz Colon, 1000 Harbor Boulevard, Weehawken, NJ 07086 or electronically at: PuertoRicoFundsAC@ubs.com. Shareholder communication to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder and (c) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or

SAI-24

other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board.

SAI-25

PART C — OTHER INFORMATION

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT

(a)(1)	—	Certificate of Incorporation of the Registrant (f/k/a Tax-Free Puerto Rico Daily Fund, Inc.), dated July 16, 2002 (the “Certificate of Incorporation”) is incorporated herein by reference to Exhibit (a)(1) of Registrant’s Registration Statement on Form N-1A, filed on August 30, 2021 (the “Registration Statement”).

(a)(2)	—	Certificate of Amendment to the Certificate of Incorporation, dated February 18, 2003 is incorporated herein by reference to Exhibit (a)(2) of the Registration Statement.

(a)(3)	—	Certificate of Amendment to the Certificate of Incorporation, dated November 13, 2006 is incorporated herein by reference to Exhibit (a)(3) of the Registration Statement.

(b)	—	By-laws of the Registrant (the “Bylaws”) is incorporated herein by reference to Exhibit (b) of the Registration Statement.

(c)	—	Relevant portions of the Certificate of Incorporation and By-laws.

(d)	—	Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Registrant and UBS Asset Managers of Puerto Rico (“UBSAMPR”), dated May 12, 2021, is incorporated herein by reference to Exhibit (d) of Registrant’s Registration Statement on Form N-1A, filed on November 12, 2021 (the “Amendment”).

(e)	—	Distribution Agreement between the Registrant and UBS Financial Services Inc. (the “Distributor”), dated March 28, 2022, is incorporated herein by reference to Exhibit (e) of the Registrant’s Registration Statement on Form N-1A, filed on October 28, 2022.

(f)	—	Not applicable.

(g)(1)	—	Amended and Restated Custodian Agreement (the “Custodian Agreement”) between the Registrant and UBS Trust Company of Puerto Rico (“UBSTCPR”), dated May 13, 2021, is incorporated herein by reference to Exhibit (g)(1) of the Amendment.

(g)(2)	—	Amended and Restated Sub-Custodian Agreement (the “Sub-Custodian Agreement”) between UBSTCPR and State Street, dated May 14, 2021, is incorporated herein by reference to Exhibit (g)(2) of the Amendment.

(g)(3)	—	Second Amended and Restated Transfer Agency, Registrar, Dividend Disbursing and Shareholder Service Agreement (the “Transfer Agency Agreement”) between the Registrant and UBSTCPR, dated November 28, 2023, is filed herewith.

(h)(1)	—	Second Amended and Restated Administration Agreement (the “Administration Agreement”) between Registrant and UBSTCPR, dated August 25, 2023, is filed herewith.

(h)(2)	—	Expense Limitation and Reimbursement Agreement between Registrant and UBSTCPR, dated [ ], to be filed by amendment.

(h)(3)	—	Yield Floor Agreement between Registrant and the Investment Adviser, dated February 23, 2024, is filed herewith.

(i)	—	None

(j)	—	None

(k)	—	Not applicable.

(l)	—	Not applicable.

(m)	—	None.

(n)	—	Rule 18f-3 Plan, dated November 28, 2023, is filed herewith.

(o)	—	Reserved.

(p)(1)	—	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of the USMIF Registration Statement.

(p)(2)	—	Code of Ethics of the Distributor is incorporated herein by reference to Exhibit (p)(2) of the USMIF Registration Statement, filed on March 21, 2022.

(p)(3)	—	Code of Ethics of UBSAMPR is incorporated herein by reference to Exhibit (p)(3) of the Amendment.

(q)		Power of Attorney dated November 12, 2021 is incorporated herein by reference to Exhibit (q) of the Amendment.

Item 29. Person Controlled or Under Common Control With Registrant

The Registrant does not control and is not under common control with any other person.

Item 30. Indemnification

The Fund has obtained directors’ and officers’ liability insurance for its directors and officers. The Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. The Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Funds or their shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Item 31. Business and Other Connections of Investment Adviser

UBS AMPR, a division of UBS Trust Company of Puerto Rico, acts as investment adviser to the Registrant. UBS AMPR serves as investment adviser to other open-end and closed-end management investment companies. The description of UBS AMPR provided in the body of this Registration Statement on Form N-1A under the heading “Management, Advisory and Other Service Arrangements” is incorporated by reference herein.

Information as to the directors and officers of UBS AMPR, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of UBS AMPR in the last two years, is included in UBS AMPR’s application for registration as an investment adviser on Form ADV (File No. 801-120846) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) UBS Financial Services Inc. acts as the principal underwriter or placement agent, as applicable, for each of the following open-end and closed-end registered investment companies, including the Registrant:

Short Term Investment Fund for Puerto Rico Residents, Inc.,

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.,

Tax Free Fund for Puerto Rico Residents, Inc.,

Tax Free Fund II for Puerto Rico Residents, Inc.,

Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.,

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

Multi-Select Securities Fund for Puerto Rico Residents

US Mortgage Backed & Income Fund for Puerto Rico Residents, Inc.

Puerto Rico Residents Bond Fund I

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund II, Inc.

Puerto Rico Residents Tax-Free Fund III, Inc.

Puerto Rico Residents Tax-Free Fund IV, Inc.

Puerto Rico Residents Tax-Free Fund V, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

(b) Set forth below is information concerning each director and officer of UBS Financial Services Inc. The principal business address of each such person is 1200 Harbor Boulevard, Weehawken, NJ 07086.

Name	Positions and Offices with Underwriter	Position and Offices with Fund

Sanborn Mark	Director	None
Molinaro Samuel	Director	None
Naratil Thomas	Chairman of the Board	None
Mattone Ralph	Director	None
Chandler Jason	Director	None
Newcomb Catherine A.	Director	None
Mattus Steven	Director	None
Torres Sara	Assistant Treasurer and Associate Director	None
Francomano Lisa	Registered Investment Advisor Chief Compliance Officer	None
Milgraum Sheryl	Assistant Secretary and Director	None
Grassmann Cheryl	Assistant Secretary and Associate Director	None
Nayman Laurence	Assistant Treasurer	None
Hession Mina	Secretary	None
Collins Virgil Chip	Assistant Treasurer	None
Pinero George	Interim BSA/AML Officer	None
McKibben Charles	Assistant Treasurer	None
Connors John	Assistant Secretary and Executive Director	None
Newcomb Catherine A.	Chief Operating Officer and Managing Director	None
Mattone Ralph	Chief Financial Officer	None
Tholl Tolinski Jaclyn	FCM Chief Compliance Officer	None
Hollowell Douglas	General Counsel	None
Heckler Margaret	Assistant Secretary and Director	None
Dugan Kristen	Chief Compliance Officer	None
Boylan Paul	Treasurer and Director	None
Chandler Jason	President and Group Managing Director	None

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 4th day of November, 2024.

SHORT TERM INVESTMENT FUND FOR PUERTO RICO RESIDENTS, INC.

/s/ CARLOS V. UBIÑAS
Carlos V. Ubiñas, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/S/ CARLOS V. UBIÑAS Carlos V. Ubiñas	Director, Chairman of the Board and President (Principal Executive Officer)	November 4, 2024

/S/ LESLIE HIGHLEY, JR. Leslie Highley, Jr.	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)	November 4, 2024

/S/ AGUSTIN CABRER* Agustin Cabrer	Director

/S/ VICENTE J. LEÓN* Vicente J. León	Director

/S/ CARLOS NIDO* Carlos Nido	Director

/S/ LUIS M. PELLOT* Luis M. Pellot	Director

/S/ CLOTILDE PÉREZ* Clotilde Pérez*	Director

/S/ JOSÉ J. VILLAMIL* José J. Villamil*	Director

By*:	/s/ LIANA LOYOLA
Liana Loyola
Attorney-in-Fact
November 4, 2024

EXHIBIT INDEX

Exhibit	Name

(g)(3)	Transfer Agency Agreement

(h)(1)	Administration Agreement

(h)(3)	Yield Floor Agreement.

(n)	Rule 18f-3 Plan